UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

July 28, 2003

US Airways Group, Inc.
(Commission file number: 1-8444)

and

US Airways, Inc.
(Commission file number: 1-8442)

(Exact names of registrants as specified in their charters)

                   Delaware                              US Airways Group, Inc. 54-1194634
          (State of incorporation                   US Airways, Inc.            53-0218143
            of both registrants)                      (I.R.S. Employer Identification Nos.)

US Airways Group, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

US Airways, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

Item 9.      Regulation FD Disclosure

          On July 30, 2003, US Airways Group, Inc. (US Airways Group) and US Airways, Inc. issued the following guidance on capacity, costs and cash flow in connection with its quarterly earnings conference call held via webcast on July 28, 2003:

               Capacity
                  -  FY 2003 vs. FY 2002: Mainline capacity decrease in 2003 of 8.5%; 5.1% for second half of 2003 vs. second half of 2002
                  -  FY 2004 vs. FY 2003: US Airways Group capacity up 6.5%, mainline capacity will be flat.
                  -  With the delivery of new RJs, we will be using some of the RJs to redeploy our mainline aircraft into longer haul routes like transcontinental flights and possibly some additional seasonal European routes.

               Costs
                  -  We will continue to achieve additional labor productivity in 2003 and 2004 through initiatives implemented in 2003. In addition, a number of contracts were implemented in July
               2002, so we will see year-over-year CASM improvements in the second half of this year.
                  -  We expect unit cost improvement for the full year to be comparable to second quarter 2003 improvement.
                  -  We estimate having to contribute approximately $200 million to the defined benefit pension plans in calendar year 2004. We will not be making any payments in 2003 related to our defined benefit pension plans.

               Cash
                  -  We do not expect to be cash flow positive in 3Q and 4Q of 2003.

          This guidance is being furnished under Item 9 of Form 8-K.

          Certain of the information contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect the Company's current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to operate pursuant to the terms of its financing facilities; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to attract and retain customers; the ability of the Company to maintain satisfactory labor relations; demand for transportation in the markets in which the Company operates; economic conditions; labor costs; financing availability and costs; aviation fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors) and on demand (particularly from low-cost carriers and multi-carrier alliances); weather conditions; government legislation and regulation; impact of the Iraqi war; other acts of war or terrorism; the commencement of public trading and market acceptance of the Company's new common stock; and other risks and uncertainties listed from time to time in the Company's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

                                                                                SIGNATURES
                                                                                --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                                               US Airways Group, Inc. (REGISTRANT)

Date: July 30, 2003                                                 By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

                                                                               US Airways, Inc. (REGISTRANT)

Date: July 30, 2003                                                  By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)